EXHIBIT 32

                             CERTIFICATION PURSUANT
                            TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on April 12, 2004, hereof (the "Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                            HYDRON TECHNOLOGIES, INC.

                               /s/ RICHARD BANAKUS
                               -------------------
                                 Richard Banakus
                             Chief Executive Officer
                                 April 12, 2004


                            HYDRON TECHNOLOGIES, INC.

                             /s/ TERRENCE S. MCGRATH
                             -----------------------
                               Terrence S. McGrath
                             Chief Operating Officer
                                 April 12, 2004


                            HYDRON TECHNOLOGIES, INC.

                              /s/ WILLIAM A. LAUBY
                              --------------------
                                William A. Lauby
                             Chief Financial Officer
                                 April 12, 2004